VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated August 6, 2020

to the Prospectus and Statement of Additional Information

dated January 28, 2020

Effective June 30, 2020, Chul Chang was added as a portfolio manager of the Vontobel U.S. Equity Institutional Fund (the “Fund”). The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the Fund.

The table identifying the Fund’s portfolio managers on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Name	Title	Served on the Fund Since

Matthew Benkendorf	CIO Quality Growth/Managing Director/Portfolio Manager	Inception: March 27, 2018
Edwin Walczak	Managing Director/ Portfolio Manager	Inception: March 27, 2018
Chul Chang	Executive Director/ Portfolio Manager	June 30, 2020

The biographical information of the Fund’s portfolio managers on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Matthew Benkendorf

Mr. Benkendorf is one of the Portfolio Managers of the Fund. Since 2016, he has been the Chief Investment Officer of Vontobel and a Managing Director. Mr. Benkendorf has held various positions with Vontobel since joining the firm, including Deputy Portfolio Manager from 2013 to 2016, Executive Director from April 2012 to April 2013; Director from July 2009 to April 2012; Vice President from 2007 to 2009; and Assistant Vice President from 2005 to 2007. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.

Edwin Walczak

Mr. Walczak is one of the Portfolio Managers of the Fund and the Managing Director of the U.S. Equity strategy. He joined Vontobel Asset Management, Inc. in July 1988. Mr. Walczak has held a management position on the U.S. Equity strategy since its inception. Mr. Walczak has been a portfolio manager of the U.S. Equity strategy since 2012. Mr. Walczak was lead portfolio manager of the strategy from 1988 to 2012. Prior to joining Vontobel, from 1984 to 1988, Mr. Walczak worked as an institutional portfolio manager at Lazard Frères Asset Management. He received an M.B.A. in finance and an M.A. in international politics and economics from Columbia University, and was an International Fellow in Columbia Graduate School. In addition, he received a B.A. (Phi Beta Kappa) in government from Colby College.

Chul Chang

Mr Chang is one of the Portfolio Managers of the Fund. He joined Vontobel Asset Management in April 2009 as a Senior Quantitative Analyst. In addition to his quantitative analysis responsibilities, he is also on the Risk Management Team and works as a Senior Research Analyst. He expanded his role in June 2020, becoming a Portfolio Manager on the firm’s U.S. Equity strategy. Prior to joining Vontobel Asset Management, from 2003 to 2009 Mr. Chang was a Director in Investment Services at AG Asset Management. He began his financial career in 2000 at Alliance Bernstein where he worked in relationship management until 2003. He received a Master of Business Administration from Columbia University and a Bachelor of Science in Applied Economics from Cornell University in New York. Mr. Chang is a CFA® charterholder.

The Portfolio Manager Holdings section on page 22 of the SAI is deleted in its entirety and replaced with the following:

Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2019 for Mr. Benkendorf and Mr. Walczak and as of June 30, 2020 for Mr. Chang.

Dollar Range of Shares in the Fund
Individual	Title	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Matthew Benkendorf	Portfolio Manager							X
Edwin Walczak	Portfolio Manager	X
Chul Chang	Portfolio Manager					X

The tables in the Other Portfolio Manager Information section on page 23 of the SAI are deleted in their entirety and replaced with the following:

The following tables indicate the number of accounts and assets under management (in millions) for each type of account for the portfolio manager as of September 30, 2019 for Mr. Benkendorf and Mr. Walczak and as of June 30, 2020 for Mr. Chang.

Mr. Benkendorf, Portfolio Manager:

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	4	0	9,107	0
Other Pooled Investment Vehicles	21	1	15,654	191
Other Accounts	28	1	9,005	94
Total	53	2	33,766	285

Mr. Walczak, Portfolio Manager:

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	0	3,833	0
Other Accounts	1	0	949	0
Total	2	0	4,782	0

Mr. Chang, Portfolio Manager:

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	0	3,780	0
Other Accounts	1	0	964	0
Total	2	0	4,744	0

This Supplement and the Prospectus should be retained for future reference.